                                                                       EXHIBIT 4



   NUMBER                                                                                                     SHARES

VOID**********                                  [LOGO]                                                    SPECIMEN ONLY
                                        HANCOCK HOLDING COMPANY
 COMMON STOCK                            GULFPORT, MISSISSIPPI                                             COMMON STOCK
                          INCORPORATED UNDER THE LAWS OF THE STATE OF MISSISSIPPI                        CUSIP 410120 10 9
                                                                                                SEE REVERSE FOR CERTAIN DEFINITIONS

- --------------------------------------------------------------------------------
THIS CERTIFIES THAT      S P E C I M E N   C E R T I F I C A T E  O N L Y ! ! !






Is the owner of     N O N E
- --------------------------------------------------------------------------------

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $3.33 EACH OF THE COMMON STOCK OF HANCOCK HOLDING COMPANY transferable only on the books of the Corporation by the holder, hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     WITNESS the facsimile seal and the signatures of the duly authorized officers of the Corporation at Gulfport Mississippi.

Dated   VOID


                              CERTIFICATE OF STOCK





- ------------------------------       [SEAL]       ------------------------------
          Authorized Signature                              Authorized Signature

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common      UNIF GIFT MIN ACT -      Custodian
 TEN ENT - as tenants by the                            ------         --------
           entireties                                   (Cust)          (Minor)
 JT TEN -  as joint tenants with                        under Uniform Gifts to
           right of survivorship                        Minors
           and not as tenants                           Act
           in common                                       ------------------
                                                                 (State)


    Additional abbreviations may also be used though no in the above list.


        For Value Received,         hereby sell, assign and transfer unto
                            --------

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  [                                    ]

  ----------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


  ----------------------------------------------------------------------------


  ----------------------------------------------------------------------------

                                                                        Shares
  ----------------------------------------------------------------------
  of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                      Attorney
  --------------------------------------------------------------------
  to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

  Dated
       ---------------------------------

                                   -------------------------------------------


                                   -------------------------------------------
                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH THE NAME AS
                                           WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT
                                           OR ANY CHANGE WHATEVER.

  Signature Guaranteed By:


  --------------------------------------



  NOTE: Signatures should be guaranteed by an Officer of a Bank or Trust
        Company or by a firm having membership on the New York Stock Exchange or on the American Stock Exchange.